DÉCOR PRODUCTS INTERNATIONAL, INC

Pro Forma Condensed
Combined Financial Statements

For the three months ended March 31, 2009
and the years ended December 31, 2008 and 2007

DÉCOR PRODUCTS INTERNATIONAL, INC
Pro Forma Condensed Combined Financial Statements
For the three months ended March 31, 2009
and the years ended December 31, 2008 and 2007

Index to Pro Forma Condensed Combined Financial Statements

  Pages

Introduction to Pro Forma Condensed Combined Financial Statements	3

Unaudited Pro Forma Condensed Combined Balance Sheet	4

Unaudited Pro Forma Condensed Combined Statement of Operations	5

Notes to Pro Forma Condensed Combined Financial Statements	6

DÉCOR PRODUCTS INTERNATIONAL, INC
Introduction to Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the merger of Wide Broad Group Limited (“Wide Broad”) and Dongguan CHDITN Printing Company Limited (“CHDITN”) by Décor Products International, Inc. (“DCRD”) (the “Transaction”) on the historical financial position and results of operations of DCRD.

The pro forma balance sheet as of March 31, 2009 is based on the unaudited balance sheet of DCRD, and the unaudited consolidated balance sheet of Wide Broad as of March 31, 2009.  The pro forma statement of operations for the three months ended March 31, 2009 is based on the unaudited statement of operations of DCRD for the three months ended March 31, 2009, and the unaudited consolidated statement of operations of Wide Broad for the three months ended March 31, 2009.  The pro forma statements of operations for the years ended December 31, 2008 and 2007, respectively, are based on the audited statements of operations of DCRD, and audited consolidated statements of operations of Wide Broad.

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2009 and for the years ended December 31, 2008 and 2007 assume that the Transaction was consummated on January 1, 2007. The unaudited pro forma condensed combined balance sheet as of March 31, 2009 assumes the Transaction was consummated on that date.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what the financial position or results of operations of DCRD would have been had the Transaction occurred as of the dates indicated, nor is it indicative of the future financial position or results of operations for any period of DCRD.

The pro forma adjustments are based upon available information and certain assumptions that the management of DCRD believes are reasonable under the circumstances.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of DCRD and Wide Broad.

DÉCOR PRODUCTS INTERNATIONAL, INC
Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2009
(Stated in US Dollars)

	DCRD	Wide Broad / CHDITN (Consolidated)
	As of	As of	Pro forma		Pro forma
	March 31,	March 31,	adjustment		combined
	2009	2009			total
ASSETS

Current assets:
Cash and cash equivalents	$ 207	$ 188,656	(207)	E	$ 188,656
Accounts receivable, trade	-	11,387,207			11,387,207
Inventories	-	406,095			406,095
Amount due from a related party	-	51,611			51,611
Deposits and prepayments	-	19,630			19,630

Total current assets	207	12,053,199			12,053,199

Non-current assets:
Property, plant and equipment, net	5,670	2,770,115	(5,670)	E	2,770,115
Construction in progress	-	7,528,193			7,528,193

TOTAL ASSETS	$ 5,877	$ 22,351,507			$ 22,351,507

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, trade	$ 20,882	$ 588,684	(20,882)	E	$ 588,684
Current portion of long-term bank borrowings	-	1,673,865			1,673,865
Income tax payable	-	327,041			327,041
Accrued liabilities and other payable	-	545,561			545,561

Total current liabilities	20,882	3,135,151			3,135,151

Long-term liabilities
Long term bank borrowings	-	1,018,579			1,018,579

Total liabilities	20,882	4,153,730			4,153,730

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS’ (DEFICIT) EQUITY

Preferred stock, $.001 par, 5,000,000 shares authorized, no shares issued and outstanding at March 31, 2009	-	-			-
Common stock, $.001 par, 100,000,000 shares authorized, 2,223,125 shares issued and outstanding at March 31, 2009 and 20,360,625 subsequent to	2,223	100	18,037	A, B, C	20,360
Stock subscriptions receivable	(20,000)	-	20,000	D	-
Additional paid in capital	165,754	-	(186,014)	A, B, C	(20,260)
Statutory reserves	-	203,832			203,832
Accumulated other comprehensive income	-	2,557,040			2,557,040
(Accumulated deficit) retained earnings	(162,982)	15,436,805	162,982	A	15,436,805

Total stockholders’ (deficit) equity	(15,005)	18,197,777			18,197,777

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY	$ 5,877	$ 22,351,507			$ 22,351,507

DÉCOR PRODUCTS INTERNATIONAL, INC
Unaudited Pro Forma Condensed Combined Statement of Operations
For the three months ended March 31, 2009
(Stated in US Dollars)

		Wide Broad /
	DCRD	CHDITN (Consolidated)
	Three months	Three months	Pro forma		Pro forma
	ended March 31,	ended March 31,	adjustment		combined
	2009	2009			total

Revenues, net	$4,975	$4,005,994	(4,975)	F	$4,005,994
Cost of revenue	-	2,166,255			2,166,255

Gross profit	4,975	1,839,739			1,839,739

Operating expenses
Sales and marketing	1,000	292,623	(1,000)		292,623
General and administrative	6,389	196,844			203,233

Total operating expenses	7,389	489,467			495,856

Income from operaions	(2,414)	1,350,272			1,343,883

Other income (expenses)
Interest income	-	388			388
interest expense	-	(42,066)			(42,066)
Loss on disposal of plant and equipment	-	(619)			(619)

(Loss) income before income taxes	(2,414)	1,307,975			1,301,586

Income tax expense	-	(326,994)			(326,994)

Net (loss) income	$(2,414)	$980,981			$974,592

Pro forma income per share	N/A	N/A			$0.05

Number of Shares Affected by the Transaction	N/A	N/A			18,137,500

DÉCOR PRODUCTS INTERNATIONAL, INC
Unaudited Pro Forma Condensed Combined Statement of Operations
For the year ended December 31, 2008
(Stated in US Dollars)
	DCRD	Wide Broad / CHDITN (Consolidated)	Pro forma		Pro forma
	Year ended	Year ended	adjustment		combined
	December 31, 2008	December 31, 2008			total

Revenues, net	$15,904	$25,671,704	(15,904)	F	$25,671,704
Cost of revenue	1,974	15,112,332	(1,974)	F	15,112,332

Gross profit	13,930	10,559,372			10,559,372

Operating expenses
Sales and marketing	16,300	976,413	(16,300)		976,413
General and administrative	16,714	567,490			584,204

Total operating expenses	33,014	1,543,903			1,560,617

Income from operaions	(19,084)	9,015,469			8,998,755

Other income (expenses)
Interest income	-	2,988			2,988
interest expense	-	(295,696)			(295,696)
Loss on disposal of plant and equipment	-	(5,740)			(5,740)

(Loss) income before income taxes	(19,084)	8,717,021			8,700,307

Income tax expense	-	(2,164,756)			(2,164,756)

Net (loss) income	$(19,084)	$6,552,265			$6,535,551

Pro forma income per share	N/A	N/A			$0.36

Number of Shares Affected by the Transaction	N/A	N/A			18,137,500

DÉCOR PRODUCTS INTERNATIONAL, INC
Unaudited Pro Forma Condensed Combined Statement of Operations
For the year ended December 31, 2007
(Stated in US Dollars)
	DCRD	Wide Broad / CHDITN (Consolidated)	Pro forma		Pro forma
	Year ended	Year ended	adjustment		combined
	December 31, 2007	December 31, 2007			total

Revenues, net	$17,958	$25,470,858	(17,958)	F	$25,470,858
Cost of revenue	-	15,549,996			15,549,996

Gross profit	17,958	9,920,862			9,920,862

Operating expenses
Sales and marketing	33,113	860,760	(33,113)		860,760
General and administrative	18,129	609,042			627,171
Stock issued for services	108,200	-			108,200

Total operating expenses	159,442	1,469,802			1,596,131

Income from operaions	(141,484)	8,451,060			8,324,731

Other income (expenses)
Interest income	-	5,105			5,105
interest expense	-	(59,451)			(59,451)
Loss on disposal of plant and equipment	-	-			-

(Loss) income before income taxes	(141,484)	8,396,714			8,270,385

Income tax expense	-	(2,705,917)			(2,705,917)

Net (loss) income	$(141,484)	$5,690,797			$5,564,468

Pro forma income per share	N/A	N/A			$0.31

Number of Shares Affected by the Transaction	N/A	N/A			18,137,500

DÉCOR PRODUCTS INTERNATIONAL, INC
Notes to Pro Forma Condensed Combined Financial Statements

A = On July 17, 2009, DCRD entered into a Plan of Exchange with Wide Broad and filed an 8-K. The Wide Broad stockholders acquired the majority of the outstanding common stock of DCRD. The transaction is accounted for as a reverse purchase acquisition/
merger wherein Wide Broad is the accounting acquirer and DCRD is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and the entire stockholders equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To subsequently record 20,000,000 new common shares issued to Wide Broad shareholders and the retirement of 1,862,500 shares per 8-K above.
C = Reflect the 4:1 reverse stock split effective on July 24, 2009.
D = Eliminate stock subscription receivable since the proceeds have no effect on DCRD after RTO.
E = Eliminate DCRD assets and liabilities due to recapitalization.
F = Eliminate revenues and costs in connection with DCRD revenue-producing activity.
G = The denominator in computing pro forma earnings per shares is 18,137,500 shares, representing outstanding shares affected by the transaction per 8-K above.

H = In connection with the POE, DCRD and CHDITN have entered into certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant and/or an obligation of the Company under an off-balance sheet arrangement.  These transactions were entered into because CHDITN lacked adequate capital resources to pay for certain transaction fees and professional fees associated with becoming a “public company” in the United states and are set forth in detail in Section 5.06 of the POE which is attached hereto as Exhibit 10.1.  The direct financial obligations and/or off-balance sheet arrangements are as follows:

On June 1, 2009, CHDITN signed a Promissory Note with Precursor Management, Inc. (“Precursor”), stating that CHDITN promises to pay to the order of Precursor the sum of Forty Thousand Six Hundred Fifty Dollars ($40,650), representing a principal amount of $40,000  plus interest of $650, or approximately 6.5% interest per annum, payable on September 30, 2009.  On July 23, 2009, MUBM signed a written Guaranty, guaranteeing the payment of the $40,650 Promissory Note dated June 1, 2009 within 365 days.

On June 1, 2009, CHDITN signed a second Promissory Note with Precursor stating that CHDITN promises to pay to the order of Precursor the sum of Forty Thousand Six Hundred Fifty Dollars ($40,650), representing a principal amount of $40,000  plus interest of $650, or approximately 6.5% interest per annum, payable on September 30, 2009.  On July 23, 2009, MUBM signed a written Guaranty, guaranteeing the payment of the $40,650 Promissory Note dated June 1, 2009 within 365 days.

On June 1, 2009, CHDITN signed a third Promissory Note with Precursor stating that CHDITN promises to pay to the order of Precursor the sum of Sixty Thousand Nine Hundred and Seventy Five Dollars ($60,975), representing a principal amount of $60,000  plus interest of $975, or approximately 6.5% interest per annum, payable on September 30, 2009.  On July 23, 2009, MUBM signed a written Guaranty, guaranteeing the payment of the $40,650 Promissory Note dated June 1, 2009 within 365 days.

On June 1, 2009, CHDITN signed a third Promissory Note with Precursor stating that CHDITN promises to pay to the order of Precursor the sum of Five Hundred and Seventy Four Thousand, One Hundred and Eighty One Dollars ($574,181), representing a principal amount of $565,000 plus interest of $9,181, or approximately 6.5% interest per annum, payable on September 30, 2009.  In the event of default, the sum of $574,181 shall be immediately due to Precursor along with a default penalty in the amount of $35,000. On July 23, 2009, MUBM signed a written Guaranty, guaranteeing the payment of the $565,000 Promissory Note dated June 1, 2009 within 265 days. Décor Products International, Inc. also entered into a Stock Pledge Agreement stating that 3,000,000 shares of MUBM common stock (beneficially owned by Man Kwai Ming) shall be pledged as collateral for the $574,181 Promissory Note with Precursor.